Capital Markets Update
April 2008

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition, acquisitions which may not achieve anticipated results and other risk factors discussed in documents filed with the Securities and Exchange Commission from time to time including the Company’s Annual Report on Form 10-K and the Company’s
Quarterly Report on Form 10-Q. The statements in this presentation are made based upon information currently known to management and the company assumes no obligation to update or revise any of its forward-looking statements.
Safe Harbor Disclosure

Strong Public Company Platform
• IPO January 1994
• Exclusively Apartment Real Estate
• 13-State Sunbelt Regional Focus
• 40,000 Plus Units
• $3 B Total Capitalization
• Stable and Proven Management Team
• Strong Board of Directors
• 15% Annual Compounded Return

Why MAA and Why Now?
Attractive Investment Opportunity
✓ Solid Outlook for Apartment Operating
 Fundamentals; Both Near & Long Term
✓ MAA is Uniquely Positioned to
 Capitalize on These Opportunities
✓ Strong Value Growth Prospects From
 Existing Properties
✓ Attractive New Growth Opportunities
✓ Strong Balance Sheet; Current
 Dividend Yield of ~5%
✓ Attractive Value

Apartment Operating Fundamentals
• Near Term
 – Stable job growth prospects;
 regional focus advantage
 – Change in mortgage financing
 environment; higher demand,
 improved retention
 – MAA not exposed as some others to
 supply concerns from (1) condo
 reversions, (2) single-family rental
 shadow supply, and (3) excessive
 new development
• Long Term
 – Growing echo boom demand;
 significant growth in new
 households most likely to rent
 – Immigration; steady trends in those
 very likely to rent
 – Retiring baby boomers; will drive
 more households back to the rental
 housing market

National MSA Average	1.20%
Sunbelt Region MSA Average	1.77%
MAA Markets MSA Average	1.78%
Employment Growth Projections ’07 - ’11
Annual Compounded Growth Rates
MAA Markets
Well Positioned in High Growth Region
• MAA is uniquely positioned to capture
 the opportunities of this high growth
 region
• Diversified in three different market
 tiers across the region…creates
 opportunity to capture the strong
 performance profile of the region with
 less volatility
• Market diversity provides less
 exposure to over-building pressure
• Positioned in 7 of the top 10 projected
 U.S. job growth markets through 2015
• MAA portfolio is more “recession
 resistant” than most apartment REIT
 portfolios

The change in the mortgage environment will drive higher
levels of demand for apartments while also increasing
retention of existing residents
Apartment Operating Fundamentals
• Home ownership peaked in 2005 at
 69.1%; encouraged by easy credit
 and expectations of price inflation
• Potential benefits of new lending
 environment to MAA
 – Reduction in sub-prime lending
 – More rigorous conventional
 mortgage underwriting
 – Reduced inflation of home prices
 makes home-ownership less
 attractive
• Q3 and Q4 2007 reinforcement
 – Reduction in move-outs attributable
 to home buying
 – Strong traffic levels

MRI
Web Portal
Lease
Revenue
Optimizer
Collections
Management
Resident
Screening
Utilities
Management
Unit Interior
Renovation
Lease
Expiration
Mgmt
On-line
Resident
Solutions
Rent and Fee
Management
Unit Turn
Management
Collection Agency
Integration; real-time
Delinquency reporting
Integrated credit scoring
and background screening;
real-time processing
Utility billing company
integration; vacant
utility real-time cut-off
Detailed tracking of
improvements by unit;
real time price monitoring
Automated guidance for
optimum monthly, weekly
and daily scheduling
On-line leasing, internet
response center, payment
processing, work orders
Yield management;
automated bill-up of fees
and charges
Automated tracking and
monitoring of move-out,
get ready, show and move-in
Training and
Procedures
24/7 training availability;
high degree of control;
on-line procedures
Sophisticated Operating Platform
• Innovative Solutions for
 Key Processes
 – Marketing and leasing
 – Payment processing
 – Utility billing integration
 – Vacant utility integration
 – Pricing protocol
 – Lease expiration mgmt
 – Unit turn management
 – Operating expense efficiency
• Cutting Edge
 Technologies
 – Web based property mgmt
 – Yield management platform
 – Web based credit check
 – Web based criminal check
 – Web based leasing
 – Web based payment process

Before average rent = $852
Park Estate, Memphis. Case Study - Just over 60% of units
redeveloped at an investment of $8K per unit; >30% IRR
After average rent = $1,123
2,000+ Units Completed in 2007; 3,000+ Units Planned in 2008
Upside From Property Redevelopment

Strong Operating Results Continue
• Q4 Same Store NOI Growth of 7.9%
• Year End Occupancy - 11 Year High
• Q4 Leasing Concessions Declined 38%
• Same Store revenues grew by 4%
• Q4 12% Growth in FFO
• Q4 19% Growth in AFFO
• Q4 and 2007 FFO/Share Results Are
 Record Performances for MAA
• Move-Out Due to Home Buying
 Dropped 260 basis points
• Common Dividend Raised Q1’08 to
 $2.46 annual
• 2008 same store guidance is among
 best in sector

External Growth Platform
• Acquisitions
 – Focused on newer assets
 – Extensive network
 – Competitive advantage
• Fund Management
 – Turn-around opportunities
 – Monetize platform value
 – Higher current return
• New Development/Lease-Up
 – Unique value add opportunities
 – Attractive NPV returns
 – Regional advantages

Value Creation Plan	NPV/share of value created
$150 MM/year of 100%-owned acquisitions	$1.25
$150 MM/year of Fund I acquisitions	$0.90
$50 MM/year of development	$1.25
$15 MM/year of redevelopment	$0.40
Redevelopment benefit on portfolio quality (25 bp on cap rate)	$1.50
Total per share impact	$5.30
MAA’s disciplined growth
plan will add to value per
share* from five sources
*NPV of five-year plan discounted at cost of equity
Value of Growth Platform

80%
70%
60%
50%
40%
30%
20%
10%
0%
16%
14%
12%
10%
8%
6%
4%
2%
0%
AVB
ESS
PPS
MAA
BRE
EQR
HME
CPT
UDR
CLP
AIV
AEC
D+P/Tot Ent Value
CIP/Tot Ent Value

140%
120%
100%
80%
60%
40%
20%
0%
AVB
ESS
MAA
CPT
BRE
AEC
EQR
UDR
AIV
HME
PPS
CLP

Leverage and Development
Funding Obligations (1)
Dividend Payout as % of ’08F AFFO (2)
Common
48%
Debt
46%
Preferred
6%
(1) Morgan Stanley Weekly Stats Summary 2/1/08 (2) Stifel, Nicolaus Weekly Sector Scorecard 2/8/08
Strong Balance Sheet
• Debt + Preferred as % of entity value is
 slightly lower than avg.
• Lower development funding obligations,
 coupled with low leverage, puts MAA in a
 strong competitive position
• Strong dividend coverage
• Strong Fixed Charge coverage ratio at 2.3
 times
• Total debt is 85% Agency, maturities well
 laddered through 2018
• Preferred H callable Aug. ’08, 8.3% yield at
 $25/share, refi. plans to be determined

	Portfolio
	Age	Units owned
Post	10	20,028
Camden	10	53,827
Mid-America	14	39,968
Avalon Bay	14	39,800
Colonial	15	31,942
BRE	15	22,681
Archstone-Smith	15	71,817
Equity Residential	17	151,173
Aimco	18	132,449
United Dominion	22	69,599
Essex	26	23,529
Home	36	38,160
Average	18
Source: Green Street (Dec ’07) and MAA
MAA’s portfolio is 20% newer than the sector average.
Steady growth and recycling efforts continue to position MAA’s portfolio as one of the younger portfolios in the sector; solid long-term upside potential.
High Quality Assets

Expectations for another solid year of performance
and results in 2008
*Assumes Preferred H, Callable August ’08, 8.3% yield at $25/share is not called. If called, $0.18 FFO non-cash charge estimated.
Attractive Investment Opportunity
• Same store projected growth in
 NOI of 4.0% to 5.0%
• FFO growth of 5.6% at mid-point
 of guidance range*
• AFFO growth of 5.2% at mid-
 point of guidance range*
• $150M of acquisitions for Mid-
 America Fund I; $150M of
 acquisitions for wholly-owned
 balance sheet
• Solid growth in FFO/share
 despite carrying $0.10 of drag for
 future value creation activities
• 2008 same store guidance is
 among best in sector

$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008E
FFO
Dividend

A focus on high growth
region with an expanded
allocation to more robust
markets
Disciplined investment
protocol and capital
deployment practices
High quality of
earnings; lower
volatility
Strong asset management
and property management
platforms
Combine to create more stable performance through full real estate and capital market cycles…driving higher, risk adjusted,
long-term FFO performance and investment returns to capital
2008E is First Call Estimate and Mid-Point of Guidance
Improved Performance Platform

10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008E
Sector Mean
MAA

A balanced approach
to market tier allocation
in the sunbelt region
markets
A re-tool of our
operating systems
Creation of a strong
asset management
platform
A strong property
management culture
and “hands-on” focus
Annual Same Unit NOI Growth
Combine to create operating results that are materially stronger than the prior model and are competitive within the sector;
MAA outperforming over the last few years, with reason to believe it will continue.
Source: Green Street Advisors, Apartment REITs:
February ’08 Update
MAA’s same unit NOI growth
performance has been in the
top third of all apartment REITs
over the last 6 years
Improved Performance Platform

25.0
20.0
15.0
10.0
5.0
0.0
PPS
AVB
ESS
BRE
EQR
UDR
HME
CPT
MAA
AIV
CLP
AEC

2008 FFO Multiples
Source: Morgan Stanley Weekly Stat Summary, 3/27/08
Attractive Investment Opportunity
• Significant discount to sector average pricing
• Spread between bi-coastal and significant development
 platforms is too large, especially when considering relative risks
• Achieving just sector average pricing (15.3 X) drives ~10%
 upside opportunity for MAA

MAA’s Regional Focus, Unique Market Strategy, Disciplined
Approach To Growth and Heavy Focus on Operations Will
Continue To Deliver Competitive Results
Attractive Investment Opportunity
• The notion that high-barrier markets will out-perform high-growth markets is
 “over done” in terms of expectations and pricing
• High-barrier are not such “high-barrier”; majority of current supply pressure
• Differences in property quality, sub-market location and strength of operating platform…among the local competition…has significant impact to performance for a portfolio relative to broad market performance averages
• Some analysis is based on questionable market selection criteria and subjective weighting of various attributes that are of questionable predictive value for revenue/NOI growth prospects
• ARU and Household Income comparisons are distorted by geographic cost of living differences, and when comparing portfolios across regions, is not a valid proxy for asset quality and revenue growth prospects
• Threat of over-hang of vacant single-family and condo product will vary significantly by market

MAA	7.5%
HME	7.3%
ESS	7.1%
BRE	6.8%
UDR	6.7%
AEC	6.6%
AIV	6.6%
EQR	6.4%
CLP	6.1%
CPT	6.0%
AVB	5.9%
PPS	5.0%
Return on Invested Capital
Trailing 12 Month EBITDA/Total Assets,
Gross of Depreciation
Source: Morgan Stanley, Weekly Statistical Summary, 3/27/08
	3 Year	5 Year	10 Year
ESS	21.3%	20.8%	18.5%
MAA	17.6%	23.4%	14.9%
AVB	17.4%	26.1%	15.7%
EQR	14.2%	16.2%	11.1%
BRE	13.7%	14.1%	11.1%
HME	13.4%	14.4%	13.1%
PPS	13.0%	15.5%	6.3%
AEC	11.0%	23.4%	3.8%
UDR	10.8%	14.8%	13.2%
AIV	8.3%	7.7%	6.9%
CPT	7.6%	15.2%	12.5%
CLP	0.8%	5.2%	7.6%
Total Shareholder Returns
A solid record of generating value and
competitive long-term investment returns to capital…
Proven Value Creation

Summary
✓ Proven Public Company Platform
✓ Portfolio Well Positioned
✓ Favorable Demand Trends
✓ Strong Operating Platform
✓ Disciplined Capital Allocation
✓ Solid Balance Sheet
✓ Strong Coverage Ratios
✓ Attractive Value
✓ Attractive Yield and Inflation Protection
✓ Proven Performer for Shareholders

End of Presentation